SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

January 17, 2003

CHARTER ONE FINANCIAL, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	001-15495	34-1567092
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1215 Superior Avenue, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (216) 566-5300

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ITEM 5. OTHER EVENTS.

       The Registrant today issued a press release reporting consolidated financial results for the quarter and calendar year ended December 31, 2002. The press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibit is filed as part of this Report:

99.1 Press Release dated January 17, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CHARTER ONE FINANCIAL, INC.

Date: January 17, 2003	By: Robert J. Vana Senior Vice President, Chief Corporate Counsel and Corporate Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release Dated January 17, 2003.